WILLIAM BLAIR FUNDS

William Blair Growth Fund

Supplement dated March 17, 2025, to the Summary Prospectus and Prospectus,

as supplemented, each dated May 1, 2024

Effective March 31, 2025, the information below replaces similar disclosure in the Summary Prospectus and Prospectus under “William Blair Growth Fund – Summary – Management.”

Portfolio Managers. David Fording and Mark Thompson, Partners of the Adviser, and Arun Sharma, Associate of the Adviser, co-manage the Fund. Mr. Fording has managed or co-managed the Fund since 2006. Mr. Thompson has co-managed the Fund since 2024. Mr. Sharma has co-managed the Fund since 2025. Mr. Fording will remain a co-portfolio manager of the Fund until June 30, 2025.

Effective March 31, 2025, the information below supplements similar disclosure in the Prospectus under “Management of the Funds – Portfolio Management.”

Arun Sharma, an Associate of William Blair, has co-managed the William Blair Growth Fund since 2025. Before joining William Blair in 2025, he was a large cap equity portfolio manager at Cohen & Steers for five years and a senior equity analyst for two years covering the technology, media, telecom and industrials sectors. Before that, he held equity analyst roles at Foresters Financial and UBS Securities for a combined twelve years, focusing on the technology, media and telecom sectors. While at Foresters, Mr. Sharma also co-managed a small cap growth-oriented equity strategy. In addition, Mr. Sharma spent three years as an investment banking associate at Needham & Company. Education: B.S., cum laude, in Finance and Information Systems from New York University.

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.